                                                                    EXHIBIT 10.2
================================================================================


                               MAXTOR CORPORATION
                            (A DELAWARE CORPORATION)


                                      AND


                               MAXTOR CORPORATION
                           (A CALIFORNIA CORPORATION)
                                                       GUARANTOR


                                       TO


                         SECURITY PACIFIC NATIONAL BANK
                                                       TRUSTEE



                                 ______________




                                   INDENTURE



                           DATED AS OF MARCH 1, 1987



                                 ______________




                                  $100,000,000



          5 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE MARCH 1, 2012


================================================================================

                               MAXTOR CORPORATION

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                      INDENTURE, DATED AS OF MARCH 1, 1987


 TRUST INDENTURE
   ACT SECTION                                              INDENTURE SECTION
-----------------                                           -----------------
Section 310(a)(1)    .....................................    609
           (a)(2)    .....................................    609
           (a)(3)    .....................................    Not Applicable
           (a)(4)    .....................................    Not Applicable
           (b)       .....................................    608
                                                              610
Section 311(a)       .....................................    613(a)
           (b)       .....................................    613(b)
           (b)(2)    .....................................    613(b)
                                                              703(b)
Section 312(a)       .....................................    701
                                                              702(a)
           (b)       .....................................    702(b)
           (c)       .....................................    702(c)
Section 313(a)       .....................................    703(a)
           (b)       .....................................    703(b)
           (c)       .....................................    703(a), 703(b)
           (d)       .....................................    703(c)
Section 314(a)       .....................................    704
           (b)       .....................................    Not Applicable
           (c)(1)    .....................................    102
           (c)(2)    .....................................    102
           (c)(3)    .....................................    Not Applicable
           (d)       .....................................    Not Applicable
           (e)       .....................................    102
Section 315(a)       .....................................    601(a)
           (b)       .....................................    602
                                                              703(a)(6)
           (c)       .....................................    601(b)
           (d)       .....................................    601(c)
           (d)(1)    .....................................    601(a), 601(c)
           (d)(2)    .....................................    601(c)(2)
           (d)(3)    .....................................    601(c)(3)
           (e)       .....................................    514
Section 316(a)       .....................................    101
           (a)(1)(A) .....................................    502
                     .....................................    512
           (a)(1)(B) .....................................    513
           (a)(2)    .....................................    Not Applicable
           (b)       .....................................    508
Section 317(a)(1)    .....................................    503
           (a)(2)    .....................................    504
           (b)       .....................................    1003
Section 318(a)       .....................................    107


--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------


                                                               PAGE
Parties ......................................................   1
Recitals of the Company ......................................   1
Recitals of the Guarantor ....................................   1


                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101.    Definitions
                Act ..........................................   2
                Affiliate; control ...........................   2
                Authenticating Agent .........................   2
                Board of Directors ...........................   3
                Board Resolution .............................   3
                Business Day .................................   3
                Closing Price ................................   3
                Commission ...................................   3
                Common Stock .................................   3
                Company ......................................   4
                Company Request; Company Order ...............   4
                Conversion price .............................   4
                Corporate Trust Office .......................   4
                Corporation ..................................   4
                Debenture Register; Debenture Registrar ......   4
                Defaulted Interest ...........................   4
                Event of Default .............................   4
                Guarantee ....................................   4
                Guarantor ....................................   4
                Holder .......................................   5
                Indenture ....................................   5
                Interest Payment Date ........................   5
                Maturity .....................................   5
                Officers' Certificate ........................   5
                Opinion of Counsel ...........................   5
                Outstanding ..................................   5
                Paying Agent .................................   6
                Person .......................................   6
                Predecessor Debenture ........................   6
                Redemption Date ..............................   6
                Redemption Price .............................   6
                Regular Record Date ..........................   6
                Responsible Officer ..........................   7


------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----
               Senior Indebtedness........................................    7
               Special Record Date........................................    7
               Stated Maturity............................................    7
               Subsidiary.................................................    7
               Trustee....................................................    8
               Trust Indenture Act........................................    8
               Vice President.............................................    8
Section 102.   Compliance Certificates and Opinions.......................    8
Section 103.   Form of Documents Delivered to Trustee.....................    9
Section 104.   Acts of Holders............................................    9
Section 105.   Notices, Etc., to Trustee, Company or Guarantor............   11
Section 106.   Notice to Holders; Waiver..................................   11
Section 107.   Conflict with Trust Indenture Act..........................   12
Section 108.   Effect of Headings and Table of Contents...................   12
Section 109.   Successors and Assigns.....................................   12
Section 110.   Separability Clause........................................   12
Section 111.   Benefits of Indenture......................................   12
Section 112.   Governing Law..............................................   12
Section 113.   Legal Holidays.............................................   12


                                  ARTICLE TWO

                                Debenture Forms

Section 201.   Forms Generally............................................   13
Section 202.   Form of Face of Debenture..................................   13
Section 203.   Form of Reverse of Debenture...............................   15
Section 204.   Form of Guarantee..........................................   21
Section 205.   Form of Trustee's Certificate of Authentication............   23


                                 ARTICLE THREE

                                 The Debentures

Section 301.   Title and Terms............................................   23
Section 302.   Denominations..............................................   24
Section 303.   Execution, Authentication, Delivery and Dating of
                 Debentures...............................................   24
Section 304.   Guarantee..................................................   25
Section 305.   Execution, Authentication, Delivery and Dating.............   25
Section 306.   Temporary Debentures.......................................   26
Section 307.   Registration, Registration of Transfer and Exchange........   26
Section 308.   Mutilated, Destroyed, Lost and Stolen Debentures...........   28
Section 309.   Payment of Interest; Interest Rights Preserved.............   29
Section 310.   Persons Deemed Owners......................................   30

                                                                            PAGE
                                                                            ----
Section 311.   Cancellation..............................................   30
Section 312.   Computation of Interest...................................   31


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture...................   31
Section 402.   Application of Trust Money................................   32
Section 403.   Release of Paying Agent...................................   33
Section 404.   Unclaimed Moneys..........................................   33


                                  ARTICLE FIVE

                                    Remedies

Section 501.   Events of Default.........................................   33
Section 502.   Acceleration of Maturity; Rescission and Annulment........   35
Section 503.   Collection of Indebtedness and Suits for Enforcement by
                 Trustee.................................................   36
Section 504.   Trustee May File Proofs of Claim..........................   37
Section 505.   Trustee May Enforce Claims Without Possession of
                 Debentures..............................................   38
Section 506.   Application of Money Collected............................   38
Section 507.   Limitation on Suits.......................................   39
Section 508.   Unconditional Right of Holders to Receive Principal
                 Premium and Interest and to Convert.....................   40
Section 509.   Restoration of Rights and Remedies........................   40
Section 510.   Rights and Remedies Cumulative............................   40
Section 511.   Delay or Omission Not Waiver..............................   40
Section 512.   Control by Holders........................................   41
Section 513.   Waiver of Past Defaults...................................   41
Section 514.   Undertaking for Costs.....................................   41
Section 515.   Waiver of Stay or Extension Laws..........................   42


                                  ARTICLE SIX

                                  The Trustee

Section 601.   Certain Duties and Responsibilities.......................   42
Section 602.   Notice of Defaults........................................   43
Section 603.   Certain Rights of Trustee.................................   44
Section 604.   Not Responsible for Recitals or Issuance of Debentures....   45
Section 605.   May Hold Debentures.......................................   45
Section 606.   Money Held in Trust.......................................   45
Section 607.   Compensation and Reimbursement............................   46

                                                                                      PAGE
Section 608.   Disqualification; Conflicting Interests .............................   46
                 (a) Elimination of Conflicting Interest or Resignation ............   46
                 (b) Notice of Failure to Eliminate Conflicting Interest
                       or Resign ...................................................   46
                 (c) "Conflicting Interest" Defined ................................   46
                 (d) Definitions of Certain Terms Used in This Section .............   50
                 (e) Calculation of Percentages of Securities ......................   51
Section 609.  Corporate Trustee Required; Eligibility ..............................   52
Section 610.  Resignation and Removal; Appointment of Successor ....................   53
Section 611.  Acceptance of Appointment by Successor ...............................   54
Section 612.  Merger, Conversion, Consolidation or Succession to Business ..........   55
Section 613.  Preferential Collection of Claims Against Company ....................   55
                (a) Segregation and Appointment of Certain Collections
                      by Trustee, Certain Exceptions ...............................   55
                (b) Certain Creditor Relationships Excluded from
                      Segregation and Apportionment ................................   58
                (c) Definitions of Certain Terms Used in This Section ..............   59
Section 614.  Appointment of Authenticating Agent ..................................   59

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee Names and Addresses of Holders ............   61
Section 702.  Preservation of Information; Communications to Holders ...............   62
Section 703.  Reports by Trustee ...................................................   63
Section 704.  Reports by Company and the Guarantor .................................   65

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company or Guarantor May Consolidate, Etc., Only on Certain Terms ....   66
Section 802.  Successor Corporation Substituted ....................................   67

                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.  Supplemental Indentures Without Consent of Holders ...................   67
Section 902.  Supplemental Indentures with Consent of Holders ......................   68
Section 903.  Execution of Supplemental Indentures .................................   69
Section 904.  Effect of Supplemental Indentures ....................................   69
Section 905.  Conformity with Trust Indenture Act ..................................   69

                                                                     PAGE
Section 906.   Reference in Debentures to Supplemental
                 Indentures ........................................  70


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest ..........  70
Section 1002.  Maintenance of Office or Agency .....................  70
Section 1003.  Money for Debenture Payments to Be Held in Trust ....  71
Section 1004.  Corporate Existence .................................  72
Section 1005.  Statement by Officers as to Default .................  73


                                 ARTICLE ELEVEN

                            Redemption of Debentures

Section 1101.  Right of Redemption .................................  73
Section 1102.  Applicability of Article ............................  73
Section 1103.  Election to Redeem; Notice to Trustee ...............  73
Section 1104.  Selection by Trustee of Debentures to be Redeemed ...  73
Section 1105.  Notice of Redemption ................................  74
Section 1106.  Deposit of Redemption Price .........................  75
Section 1107.  Debentures Payable on Redemption Date ...............  75
Section 1108.  Debentures Redeemed in Part .........................  76


                                 ARTICLE TWELVE

                                  Sinking Fund

Section 1201.  Sinking Fund Payments ...............................  76
Section 1202.  Satisfaction of Sinking Fund Payments with
                 Debentures ........................................  76
Section 1203.  Redemption of Debentures for Sinking Fund ...........  77


                                ARTICLE THIRTEEN

                            Conversion of Debentures

Section 1301.  Conversion Privilege and Conversion Price ............ 77
Section 1302.  Exercise of Conversion Privilege ..................... 78
Section 1303.  Fractions of Shares .................................. 79
Section 1304.  Adjustment of Conversion Price ....................... 80
Section 1305.  Notice of Adjustment of Conversion Price ............. 82
Section 1306.  Notice of Certain Corporate Action ................... 83
Section 1307.  Company to Reserve Common Stock ...................... 84
Section 1308.  Taxes on Conversions ................................. 84
Section 1309.  Cancellation of Converted Debentures ................. 84
Section 1310.  Provisions in Case of Consolidation, Merger or
                 Sale of Assets ..................................... 84

                                                                     PAGE
Section 1311.  Disclaimer by Trustee of Responsibility for
                 Certain Matters ...................................  85


                                ARTICLE FOURTEEN

                                 Subordination

Section 1401.  Agreement of Subordination ..........................  85
Section 1402.  Payments to Holders of Debentures ...................  86
Section 1403.  Subrogation of Debentures ...........................  88
Section 1404.  Authorization by Holders of Debentures ..............  89
Section 1405.  Notices to Trustee and Senior Indebtedness Holders ..  89
Section 1406.  Trustee's Relation to Senior Indebtedness ...........  90
Section 1407.  No Impairment of Subordination ......................  91
Testimonium ........................................................  92
Signatures and Seals ...............................................  92
Acknowledgments ...................................................  93

     INDENTURE, dated as of March 1, 1987, between Maxtor Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 150 River Oaks Parkway, San Jose, California 95134, Maxtor Corporation, a corporation duly organized and existing under the laws of the State of California (herein called the "Guarantor"), having its principal office at 150 River Oaks Parkway, San Jose, California 95134, and Security Pacific National Bank, a national banking association, as Trustee (herein called the "Trustee").


                            Recitals of the Company

     The Company has duly authorized the creation of an issue of its 5-3/4% Convertible Subordinated Debentures due March 1, 2012 (herein called the "Debentures") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                           Recitals of the Guarantor

     The Guarantor desires to make the Guarantees provided for herein and to provide therefor the Guarantor has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Debentures and delivered hereunder, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

     Now, Therefore, This Indenture Witnesseth:

     For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                  ARTICLE ONE

            Definitions and Other Provisions of General Application


Section 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein with are defined in the Trust Indenture Act, either directly or by reference herein, have the meanings assigned to them therein;

          (3) all accounting terms (including without limitation "capital leases" and "retained earnings") not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the trustee to act on behalf of the Trustee to authenticate Debentures.

     "Board of Directors" means either the board of directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of such board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

     "Closing Price" means with respect to the Common Stock of the Company on any day, (i) the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or
(ii) if the Common Stock is not listed or admitted to trading on such Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing sales price as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), and if the closing sales price is not reported by NASDAQ, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1310, shares issuable on conversion of Debentures shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company or the Guarantor, as the case may be, by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "conversion price" has the meaning specified in Section 1301.

     "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered.

     "corporation" includes corporations, associations, companies and business trusts.

     "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 307.

     "Defaulted Interest" has the meaning specified in Section 309.

     "Event of Default" has the meaning specified in Section 501.

     "Guarantee" means any guarantee of the Guarantor endorsed on a Debenture authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 304.

     "Guarantor" means the Person named as the Guarantor in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

     "Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

     "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, and who shall be acceptable to the Trustee.

     "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

          (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holder of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company, the Guarantor or any other obligor upon the Debentures or any Affiliate of the Company, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company, the Guarantor or any other obligor upon the Debentures or any Affiliate of the Company, the Guarantor or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

     "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Senior Indebtedness" means the principal of and premium, if any, and unpaid interest on (a) indebtedness (other than the Debentures) of the Company or the Guarantor, as the case may be, whether or not secured and whether heretofore or hereafter (i) incurred for borrowed money or (ii) evidenced by a note or similar instrument given in connection with the acquisition by the Company or the Guarantor of any business, properties or assets, including securities (but not including any account payable or other obligation created or assumed by the Company or the Guarantor in the ordinary course of business in connection with the obtaining of materials or services), (b) any refundings, renewals, extensions or deferrals of any such indebtedness, and (c) obligations under capital leases, in each case for the payment of which the Company or the Guarantor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise, unless the terms of the instrument evidencing such indebtedness or capital lease or pursuant to which such indebtedness or capital lease is outstanding specifically provide that such indebtedness or capital lease is not superior in right of payment to the Debentures.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Debenture or any installment of interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or the Guarantor or by one or more other Subsidiaries, or by the Company or the

Guarantor and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor, as the case may be. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company or the Guarantor, as the case may be, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

     (c)  The ownership of Debentures shall be proved by the Debenture Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor, as the case may be, in reliance thereon, whether or not notation of such action is made upon such Debenture.

Section 105. Notices, Etc., to Trustee, Company or Guarantor.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or the Guarantor, as the case may be, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 33 Montgomery Street, 11th Floor, San Francisco, CA 94105, Attention: Maxtor Administrator, or

          (2) the Company or the Guarantor, as the case may be, by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

Section 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice of any event or report to Holders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register (and to such other addressees a may be required in the case of such notice or report under Section 313(c) of the Trust Indenture Act), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or report. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company, or the Guarantor, shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

      In case any provision in this Indenture, the Debentures or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

      Nothing in this Indenture, the Debentures or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

      This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York.

Section 113. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture or the last date on which a Holder has the right to convert his Debentures shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal (and premium, if any) or conversion of the Debentures need not be made on such date, but may be made on the next succeeding

Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                DEBENTURE FORMS

Section 201. Forms Generally.

      The Debentures and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

      The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other matter permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

Section 202. Form of Face Debenture.

                               MAXTOR CORPORATION

          5-3/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE MARCH 1, 2012

No.                                                                 $
   ------------                                                      -----------

      MAXTOR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for
value received, hereby promises to pay to                                     ,
or registered assigns, the principal sum of                   Dollars on March
1, 2012, and to pay interest thereon from March 5,1987 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 1 and

September 1 in each year, commencing September 1, 1987 at the rate of 5-3/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctuality paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

      Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, Maxtor Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        MAXTOR CORPORATION



                                        By
                                          ---------------------------------
                                                      President



Attest:


------------------------------------
              Secretary


SECTION 203.  Form of Reverse of Debenture.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 5-3/4% Convertible Subordinated Debentures due
March 1, 2012 (herein called the "Debentures"), limited in aggregate principal amount to not more than $100,000,000 issued and to be issued under an Indenture, dated as of March 1, 1987 (herein called the "Indenture"), between the Company, Maxtor Corporation, a corporation duly organized and existing under the laws of the State of California (herein called the "Guarantor" which term includes any successor guarantor under the Indenture hereinafter referred to) and Security Pacific National Bank as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the holders of Senior Indebtedness and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Debenture is entitled, at his option, at any time on or before the close of business on March 1, 2012, or in case this Debenture or a portion hereof is called for redemption, then in respect of this Debenture or such portion hereof until and including, but (unless the Company and the Guarantor default in making the payment due upon redemption) not after, the close of business on the business day prior to the Redemption Date, to convert this Debenture (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $40.00 aggregate principal amount of Debentures for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Debenture, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for such purpose in the Borough of Manhattan, The City of New York, accompanied by written notice to the Company that the Holder hereof elects to convert this Debenture, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Debenture or the portion thereof being converted has been called for redemption during such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Debenture then being converted Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Debenture (or any Predecessor Debenture) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Debentures, so that this Debenture, if then outstanding, will be convertible thereafter, during the period this Debenture shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer.

     The Debentures are subject to redemption at any time, upon not less than 30 days' nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount), if redeemed during the twelve-month period beginning March 1 of the year indicated, plus accrued interest on the date of redemption:


                            Redemption                              Redemption
Year                          Price          Year                     Price
----                        ----------       ----                   ----------

1987........................ 105.750%        1992.................... 102.875%
1988........................ 105.175%        1993.................... 102.300%
1989........................ 104.600%        1994.................... 101.725%
1990........................ 104.025%        1995.................... 101.150%
1991........................ 103.450%        1996.................... 100.575%


and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Debentures, or one or more Predecessor Debentures, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. Notwithstanding the foregoing, the Company may not, prior to March 1, 1989, redeem any Debentures unless the Closing Price of the Common Stock on twenty of the thirty consecutive days on which there was such a price immediately preceding the fifth day prior to the initial publication of the notice of such redemption is at least 150% of the conversion price in effect at the close of business on such day.

     The sinking fund provides for the redemption on March 1 in each year beginning with March 1, 1998 and ending with March 1, 2011 of 5% of the maximum aggregate principal amount of Debentures issued, at a Redemption Price equal to 100% of the principal amount together with interest accrued to the date fixed for redemption. Debentures acquired or redeemed by the Company otherwise than through sinking fund payments may be credited against subsequent sinking fund payments otherwise required to be made.

     In the event of redemption or conversion of this Debenture in part only, a new Debenture or Debentures for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The indebtedness evidenced by the Debentures is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by his acceptance hereof, agrees to be bound by such provisions of the Indenture and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Debenture as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder of this Debenture, by his acceptance hereof, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Debentures, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

     If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the affect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Debentures under the Indenture at any time by the Company or the Guarantor, as the case may be, and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company or the Guarantor, as the case may be, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

      No reference herein to the Indenture and no provision of this Debenture of the Guarantee endorsed hereon or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Debenture as provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debenture, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made to the Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          (FORM OF CONVERSION NOTICE)

TO MAXTOR CORPORATION:

     The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Maxtor Corporation in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Debenture.

Dated:

Fill in for registration of shares of
  Common Stock and Debentures if
  to be issued otherwise than to the
  registered holder.
                                      ------------------------------------------
                                                      Signature

-------------------------------------
Name

-------------------------------------
Address

-------------------------------------
Please print name and address
  (including zip code number)

      SOCIAL SECURITY OR OTHER
     TAXPAYER IDENTIFYING NUMBER

-------------------------------------
                                           Principal Amount to be Converted
                                        (in an integral multiple of $1,000, if
                                                   less than all):

                                                     $____

Section 204. Form of Guarantee.

                        GUARANTEE OF MAXTOR CORPORATION

     FOR VALUE RECEIVED, Maxtor Corporation, a corporation duly organized and existing under the laws of the State of California (herein called the "Guarantor" which term includes any successor corporation under the Indenture referred to in the Debenture upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder (which term, as well as other capitalized terms used herein, shall have the respective meanings assigned in the said Indenture, unless otherwise defined herein) of the Debenture authenticated and delivered by the Trustee upon which this Guarantee is endorsed the due and punctual payment of the principal of (and premium, if any) and interest on such Debenture when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of such Debenture and all of the Indenture referred to therein. In case of the failure of the Company punctually to make any such principal, premium or interest payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Debenture or said Indenture, the absence of any action to enforce the same, the waiver or consent by the Holder of such Debenture or by the Trustee with respect to any provisions thereof or of said Indenture, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debenture or the indebtedness evidenced thereby and all demands whatsoever, and convenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Debenture and in the Guarantee.

     No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the Guarantee of the Guarantor which is absolute and unconditional, of the due and punctual payment of the principal of (and premium,if any) and interest on the Debenture upon which this Guarantee is endorsed.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Debenture upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers.

     The indebtedness evidenced by the Guarantees of the Debentures is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by his acceptance hereof, agrees to be bound by such provisions of the Indenture and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Guarantee as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder of this debenture, by his acceptance hereof, agrees that each holder of Senior Indebtedness of the Guarantor, whether created or acquired before or after the issuance of the Debenture, shall be deemed conclusively to have relied on such provisions in acquiring or continuing to hold, such Senior Indebtedness.

     If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal.

Dated:

                                                   MAXTOR CORPORATION



                                        By
                                          -------------------------------------
                                                       President

Attest:



---------------------------------------
               Secretary

Section 205. Form of Trustee's Certificate of Authentication.

     This is one of the Debentures referred to in the within-mentioned
Indenture.

                         Security Pacific National Bank
                         as Trustee


                              By
                                ----------------------------
                                      Authorized Officer


                                 ARTICLE THREE
                                 The Debentures
Section 301. Title and Terms.

     The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is limited to not more than the aggregate principal amount of Debentures specified in the Officer's Certificate referred to in the third paragraph of Section 303 except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 305, 306, 307, 906, 1108 or 1302.

     The Debentures shall be known and designated as the "5 1/4% Convertible Subordinated Debentures due March 1, 2012" of the Company. Their Stated Maturity shall be March 1, 2012, and they shall bear interest at the rate of 5 3/4% per annum, from March 5, 1987 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on March 1 and September 1, commencing September 1, 1987, until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Debentures shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

     The Debentures shall be redeemable as provided in Article Eleven.

     The Debentures shall be entitled to the benefits, and be redeemable through operation, of the sinking fund as provided in Article Twelve.

     The Debentures shall be convertible into Common Stock of the Company as provided in Article Thirteen.

     The Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

Section 302. Denominations.

     The Debentures shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating of Debentures.

     The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

     Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures; and the Trustee in accordance with such Company Order shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

     Each Debenture shall be dated the date of its authentication.

     No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

Section 304. Guarantee.

     The Guarantor hereby unconditionally guarantees to each Holder of a Debenture authenticated and delivered by the Trustee upon which a Guarantee is endorsed, and to each Holder of any coupon appertaining thereto, the due and punctual payment of the principal of (and premium, if any) and interest on such Debenture when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of such Debenture and of this Indenture. In case of the failure of the Company punctually to make any such principal, premium or interest payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were being made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Debenture or this Indenture, the absence of any action to enforce the same, the waiver or consent by the Holder of such Debenture or by the Trustee with respect to any provisions thereof or of this Indenture, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debenture or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Debentures and in the Guarantees.

     The Guarantees shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

Section 305. Execution, Authentication, Delivery and Dating.

     The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents, under is corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

     Guarantees bearing the manual or facsimile signatures of individuals who where at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantor or did not hold such offices at the date of such Guarantees.

     Each Guarantee shall be dated the date of the Debenture on which such Guarantee is endorsed.

     The delivery of any Debenture by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.

Section 306. Temporary Debentures.

     Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

     If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

Section 307. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

        Upon surrender for registration of transfer of any Debenture at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

        At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

        All Debentures issued upon any registration of transfer or exchange of Debentures shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

        Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 306, 906, 1108 or 1302 not involving any transfer.

        The Company shall not be required (i) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

Section 308.  Mutilated, Destroyed, Lost and Stolen Debentures.

     If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such bond, security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost of stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

Section 309.  Payment of Interest; Interest Rights Preserved.

     Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

     In the case of any Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on such Regular Record Date.

SECTION 310.   Persons Deemed Owners.

     Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 309) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 311.   Cancellation.

     All Debentures surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment pursuant to Section 1202 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

Section 312. Computation of Interest.

     Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and
          (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Debentures not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be.

          (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to sub-clause
(B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

Section 402. Application of Trust Money.

     Subject to the provisions of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Debentures subsequently converted shall be returned to the Company upon Company Request.

Section 403. Release of Paying Agent.

     In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 404. Unclaimed Moneys.

     Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of (and premium, if any) or interest on any Debenture and not applied but remaining unclaimed for two years after the date upon which such principal (and premium, if any) or interest shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand and the Holder of such Debenture shall thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper in the Borough of Manhattan, New York, New York, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. It shall not be necessary for more than one such publication to be made in the same newspaper.

                                  ARTICLE FIVE

                                    Remedies

Section 501. Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debenture when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Debenture at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of Sections 1201 and 1203; or

          (4) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantor, in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures a written notice specifying such defaults or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed in excess of $10,000,000 by the Company or the Guarantor under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed in excess of $10,000,000 by the Company or the Guarantor, whether such indebtedness now exists or shall hereafter be created, which default (i) shall consist of a failure to pay such indebtedness at final maturity and after the expiration of any applicable grace period or (ii) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled, or such indebtedness having been discharged, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled or cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder, provided, however, that, subject to the provisions of Section 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer in the Corporate Trust Office of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the institution by the Company or the Guarantor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it or a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action.

Section 502.  Acceleration of Maturity ; Rescission and Annulment.

          If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company, the Guarantor and the Trustee, may rescind and annual such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Debentures.

               (B) the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Debentures, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the nonpayment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     Each of the Company and the Guarantor covenant that if

          (1) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof, the Company or the Guarantor, as the case may be, will, upon demand of the Trustee, pay to it, for he benefit of the Holders of such Debentures, the whole amount then due and payable on such debentures for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company and the Guarantor fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon the Debentures, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Debentures or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise.

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims Without Possession of Debentures.

     All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

     Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     607;

          Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal (and premium, if any) and interest, respectively; and

          Third: The balance, if any, to the Company.

Section 507. Limitation on Suits.

     No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 309) interest on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to convert such Debenture in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

     The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Debenture, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suite of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suite instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Debenture in accordance with Article Thirteen.

Section 515. Waiver of Stay or Extension Laws.

     Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

Section 601. Certain Duties and Responsibilities.

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debenture or in the payment of any sinking fund installments, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603. Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any actin hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be fully and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.  Not Responsible for Recitals or Issuance of Debentures.

     The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

Section 605.  May Hold Debentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

Section 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

SECTION 607. Compensation and Reimbursement.

     The Company and the Guarantor agree

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company and the Guarantor under this Section the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Debentures.

SECTION 608. Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

               (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

               (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Debentures or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct to indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the

     Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of the Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Debentures when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purpose of paragraphs (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d) For the purposes of this Section:

          (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Debentures including, without limitation, the Guarantor.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in, or maintaining an office or agency for the payment of principal of and interest and premium, if any, on the Debentures in, the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company and the Guarantor.

     (d) If at any time:

        (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

        (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company and the Guarantor, by Board Resolutions, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee shall have been so appointed by the Company and the Guarantor, or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company and the Guarantor shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

SECTION 613. Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or deposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

       (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

       (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

       (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

       (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

     (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Debentures including, without limitation, the Guarantor; and

          (6) the term "Federal Bankruptcy Code" means the Bankruptcy Code or Title 11 of the United States Code.

SECTION 614. Appointment of Authenticating Agent.

     At any time when any of the Debentures remain Outstanding the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Debentures described in the within-mentioned Indenture.

                                                       _________________________
                                                                      As Trustee
                                                       By_______________________
                                                         As Authenticating Agent

                                                       By_______________________
                                                              Authorized Officer


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. Company to Furnish Trustee Names an Addresses of Holders.

     The Company and the Guarantor will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 5 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants, and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company nor the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703. Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1987, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, a brief report dated as of such May 15 with respect to:

          (1) its eligibility under Section 609 and its qualifications under
     Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debentures Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures, including, without limitation, the Guarantor) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;


          (5) any additional issue of Debentures which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, with the Commission and with the Company and the

Guarantor. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

SECTION 704. Reports by Company and the Guarantor.

     The Company and the Guarantor shall:

          (1) file with the Trustee, within 15 days after the Company or the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company and the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801.  Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

     Neither the Company nor the Guarantor shall consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, or convey, transfer or lease its properties and assets substantially as an entirety to the Company, or the Guarantor, as the case may be, unless;

          (1) in case the Company or the Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety (i) shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, and, in the case of the Guarantor, the due and punctual performance of the Guarantees and of every covenant on the part of the Guarantor to be performed or observed and
     (iii) in the case of the Company, shall have provided for conversion rights in accordance with Section 1310;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

SECTION 802.  Successor Corporation Substituted.

     Upon any consolidation or merger by the Company or the Guarantor with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety to any Person in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, each of the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Debentures; or

          (2) to add to the covenants of the Company or the guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1310; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders.

SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

          (1) change the Stated Maturity of the principal of (and premium, if any), or any installment of interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or change the place of payment where, or the coin or currency in which, the principal of any Debenture or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Debenture as provided in Article Thirteen or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or

          (2) change in any manner adverse to the interests of the Holders, the terms and conditions of the obligations of the Company and the

     Guarantor in respect of the due and punctual payment of the principal of (and premium, if any), or any installment of interest on, the Debenture provided for in this Indenture.

          (3) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity With Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Debentures to Supplemental Indentures.

     Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

     The Company and the Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange, where Debentures may be surrendered for conversion and where notices and demands to or upon the Company or the Guarantor in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company and the Guarantor may also from time to time designate one or more other offices or agencies (in or outside of the above location) where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the

Company or the Guarantor of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company or the Guarantor, as the case may be, will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Debenture Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures, including, without limitation, the Guarantor) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debenture and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Corporate Existence.

     Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company or the Guarantor, as the case may be, shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Statement by Officers as to Default.

     The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1001 to 1004, inclusive, and if the Company or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                                 ARTICLE ELEVEN

                            REDEMPTION OF DEBENTURES

SECTION 1101. Right of Redemption.

     The Debentures may be redeemed otherwise than through operation of the sinking fund provided for in Article Twelve at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Prices specified in the form of Debenture hereinbefore set forth for redemptions otherwise than through operation of the sinking fund, together with accrued interest to the Redemption Date. Notwithstanding the foregoing, the Company may not, prior to March 1, 1989, redeem any Debentures unless the Closing Price of the Common Stock on twenty of the thirty consecutive days on which there was such a price immediately preceding the fifth day prior to the initial publication of the notice of such redemption is at least 150% of the conversion price in effect at the close of business on such day.

SECTION 1102. Applicability of Article.

     Redemption of Debentures at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Debentures pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Debentures, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.

SECTION 1104. Selection by Trustee of Debentures to Be Redeemed.

     If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Debentures of a denomination larger than $1,000.

     If any Debenture selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption. Debentures which have been converted during a selection of Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Company and each Debenture Registrar in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed.

Section 1105.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

     All notices of redemption shall state:

          (1) the Redemption Date.

          (2) the Redemption Price.

          (3) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures to be redeemed.

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date,

                (5) the conversion price, the date on which the right to convert the principal of the Debentures to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion,

                (6) the place or places where such Debentures are to be surrendered for payment of the Redemption Price, and

                (7) that the redemption is for the sinking fund, if such is the case.

        Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106. Deposit of Redemption Price.

        Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debentures which are to be redeemed on that date other than any Debentures called for redemption on that date which have been converted prior to the date of such deposit.

        If any Debenture called for redemption is converted, any money deposited with the trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107. Debentures Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

        If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date as the rate borne by the Debenture.

SECTION 1108. Debentures Redeemed in Part.

        Any Debenture which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUND

SECTION 1201. Sinking Fund Payments.

        As and for a sinking fund for the retirement of the Debentures, the Company will, until all Debentures are paid or payment thereof provided for, deposit in accordance with Section 1106, prior to March 1 in each year, commencing in 1998 and ending in 2011, an amount in cash sufficient to redeem, on such March 1, 5% of the maximum aggregate principal amount of Debentures issued hereunder at the Redemption Price specified in the form of Debenture hereinbefore set forth for redemption through operation of the sinking fund. The cash amount of any sinking fund payment is subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debentures on such March 1 as herein provided.

SECTION 1202. Satisfaction of Sinking Fund Payments with Debentures.

        The Company (1) may deliver Outstanding Debentures (other than any previously called for redemption) and (2) may apply as a credit Debentures which have been redeemed at the election of the Company pursuant to Section 1101, in each case in satisfaction of all or any part of any sinking fund payment required to be made pursuant to Section 1201, provided that such Debentures have not been previously so credited. Each such Debenture shall be received and credited for such purpose by the Trustee at the Redemption Price specified in the form of Debenture hereinbefore set forth for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. Redemption of Debentures for Sinking Fund.

     On or before January 1 in each year commencing with the year 1998 and ending in 2011, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment pursuant to Section 1201, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Debentures pursuant to Section 1202 and will also deliver to the Trustee any Debentures to be so delivered. If the sinking fund payment to be made in cash, plus any unused balance of any preceding sinking fund payments made in cash, shall be $25,000 or less on any March 1, such aggregate amount may, at the election of the Company, be carried over to and paid with the next succeeding sinking fund payment. Before February 1 in each such year the Trustee shall select the Debentures to be redeemed upon the next ensuing March 1 in the manner specified in Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Sections 1107 and 1108.


                                ARTICLE THIRTEEN

                            CONVERSION OF DEBENTURES

SECTION 1301. Conversion Privilege and Conversion Price.

     Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion.

Such conversion right shall expire at the close of business on March 1, 2012. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the business day prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption.

     The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $40.00 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4), (7) and (8) of Section 1304.

SECTION 1302. Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any Debenture to be converted shall surrender such Debenture, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Debentures surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the following Interest Payment Date shall (except in the case of Debentures or portions thereof which have been called for redemption on a Redemption Date within such period or on such Interest Payment Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Debentures being surrendered for conversion. Any Debenture surrendered for conversion during the period from the close of business on any Regular Record Date for the payment of interest to the opening of business on the following Interest Payment Date which has been called for redemption on a date within such period or on such Interest Payment Date must be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount, if any, equal to the difference between (i) the interest payable to the registered Holder of such Debenture on such Interest Payment Date in respect of the principal amount of the Debenture being surrendered for conversion and (ii) the accrued interest on such principal amount to the date of conversion. Except as provided in the two preceding sentences and subject to the fourth paragraph of Section 309, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

     Debentures shall be deemed to have been converted immediately prior to the close of business on the date of surrender of such Debentures for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Debentures as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

     In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Debenture.

SECTION 1303. Fractions of Shares.

     No fractional shares of Common Stock shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture or Debentures (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the current market price per share of Common Stock (determined as provided in paragraph (6) of Section 1304) at the close of business on the day of conversion.

SECTION 1304. Adjustment of Conversion Price.

     (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in shares of Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

     (2) In case the Company shall issue rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

     (3) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (4) In case the Company shall, by dividend or otherwise, distribute to all holders of shares of Common Stock evidences of indebtedness or assets
(including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

     (5) In case the Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (1) or paragraph (3) of this Section, or a consolidation, merger or sale of assets described in Section 1310), then and in each such event the Holders of Debentures shall have the right thereafter to convert such Debentures into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such Debentures might have been converted immediately prior to such reorganization, reclassification or change.

     (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

     (7) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (7) shall be made to the nearest cent.

     (8) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this Section 1304 and its actions in so doing shall be final and conclusive.

SECTION 1305. Notice of Adjustment of Conversion Price.

     Whenever the conversion price is adjusted as herein provided:

          (a) the Company shall compute the adjusted conversion price in accordance with Section 1304 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Debentures pursuant to
     Section 1002; and

          (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to the Trustee and to all Holders at their last addresses as they shall appear in the Debenture Register.

SECTION 1306. Notice of Certain Corporate Action.

     In case:

          (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Company shall authorize the granting to the holders of its shares of Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the shares of Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Debenture Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Debentures and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

SECTION 1307. Company to Reserve Common Stock.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized shares of Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable.

SECTION 1308. Taxes on Conversions.

The Company will pay any and all stamp or similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1309. Cancellation of Converted Debentures.

     All Debentures delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 311.

SECTION 1310. Provisions in Case of Consolidation, Merger or Sale of Assets.

     (1) In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Debenture then outstanding shall have the right thereafter, during the period such Debenture shall be convertible as specified in Section 1301, to convert such Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

     (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Debentures after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 1311.  Disclaimer by Trustee of Responsibility for Certain
               Matters.

     The Trustee shall not at any time be under any duty or responsibility to any Holder of Debentures to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any shares of Common Stock, or any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion or, subject to Section 601, to comply with any of the covenants of the Company contained in this Article.

                                ARTICLE FOURTEEN

                                 SUBORDINATION

SECTION 1401.  Agreement of Subordination.

     The Company and the Guarantor covenant and agree, and each Holder of Debentures issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article; and each Person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     All Debentures issued hereunder and the Guarantees endorsed thereon shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Indebtedness.

SECTION 1402.  Payments to Holders of Debentures.

     No payment shall be made by the Company or the Guarantor on account of principal of (or premiums, if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness of the Company or any Senior Indebtedness of the Guarantor, respectively, permitting the acceleration thereof and such default is the subject of a judicial proceeding or the Company or the Guarantor, as the case may be, receives notice of such a default from the holders of such Senior Indebtedness (provided, however, that in the case of Senior Indebtedness and issued pursuant to an indenture such notice may be validly given only by the trustee under such indenture), unless and until such default or event of default shall have been cured or waived or shall have ceased to exist.

     Upon any acceleration of the principal of the Debentures or any payment by the Company or the Guarantor, or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company or the Guarantor, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Company or the Guarantor, as the case may be, shall first be paid in full in money or money's worth, or payment thereof provided for, before any payment is made on account of the principal of (and premium, if any) or interest on the Debentures; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company or the Guarantor, as the case may be, or distribution of assets of the Company or the Guarantor, as the case may be, of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article, shall be paid by the Company or the Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Debentures or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment by or distribution of assets of the Company or the Guarantor, as the case may be, of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Debentures before all such Senior Indebtedness is paid in full in money or money's worth, or provision is made for such payment, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness (but subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to Debentures or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable bankruptcy law).

     The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another corporation or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Eight shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures and without impairing or releasing the obligations of the Holders of the Debentures hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1403. Subrogation of Debentures.

     Subject to the payment in full of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of the principal of, premium, if any, and interest on all Senior Indebtedness at the time outstanding, the Holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor, as the case may be, applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest in the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Debentures or the Trustee, shall, as between the Company or the Guarantor, as the case may be, their respective creditors other than holders of Senior Indebtedness, and the Holders of the Debentures, be deemed to be a payment by the Company or the Guarantor, as the case may be, to or on account of the Senior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company or the Guarantor, as the case may be, their respective creditors other than the holders of Senior Indebtedness, and the Holders of the Debentures, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Debentures, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1404.  Authorization by Holders of Debentures.

     Each Holder of a Debenture by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Debenture and the holders of Senior Indebtedness, the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1405.  Notices to Trustee and Senior Indebtedness Holders.

     The Company and Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or the Guarantor, as the case may be, which would prohibit the making of any payment or moneys to or by the Trustee in respect of the Debentures pursuant to the provision of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of (premium, if any) or interest on any Debenture) with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     The Company and the Guarantor agree that if any default shall occur with respect to any Senior Indebtedness, which default permits the holders of such Senior Indebtedness to accelerate the maturity thereof, the Company will give prompt notice in writing of such happening to all known holders of Senior Indebtedness and shall certify to each such holder the name of the Trustee.

SECTION 1406.  Trustee's Relation to Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness but shall have only such obligations to such holders as are expressly set forth in this Article.

SECTION 1407. No Impairment of Subordination.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        MAXTOR CORPORATION
                                        (a Delaware corporation)

                                        By /s/ Robert G. Toal
                                           -----------------------

ATTEST:

/s/ Gregory M. Gallo
---------------------------
[CORPORATE SEAL]

                                        MAXTOR CORPORATION
                                        (a California corporation)

                                        By /s/ Robert G. Toal
                                           -----------------------

Attest:

/s/ Gregory M. Gallo
---------------------------
[CORPORATE SEAL]

                                        SECURITY PACIFIC NATIONAL BANK

                                        By /s/ Jullian Wallace
                                           ---------------------------

Attest:

/s/ Nora Brandstadter
---------------------------
[CORPORATE SEAL]

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )


     On the 5th day of March, 1987, before me personally came Robert G. Toal, to me known, who, being by me duly sworn, did depose and say that he resides at San Jose, California; that he is the Senior Vice President of MAXTOR CORPORATION (a Delaware Corporation), one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



[NOTARIAL SEAL]                          S/S  BERNARDINE H. JOLLY
                                        -------------------------------------
                                              BERNARDINE H. JOLLY
                                        Notary Public, State of New York
                                                 No. 60-4779082
                                          Qualified in Westchester County
                                       Certificate Filed in New York County
                                         Commission Expires March 30, 1987



STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )


     On the 5th day of March, 1987, before me personally came Gregory M. Gallo, to me known, who, being by me duly sworn, did depose and say that he resides at Palo Alto, California; that he is Assistant Secretary of MAXTOR CORPORATION (a California corporation), one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



[NOTARIAL SEAL]                          S/S  BERNARDINE H. JOLLY
                                        -------------------------------------
                                              BERNARDINE H. JOLLY
                                        Notary Public, State of New York
                                                No. 60-4779082
                                        Qualified in Westchester County
                                     Certificate Filed in New York County
                                        Commission Expires March 30, 1987

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )


     On the 5th day of March, 1987, before me personally came Nora Brandstadter, to me known, who, being by me duly sworn, did depose and say that he resides at Embarcadero #300, San Francisco, California; that he is Vice President of SECURITY PACIFIC NATIONAL BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



[NOTARIAL SEAL]                          S/S  BERNARDINE H. JOLLY
                                        -------------------------------------
                                              BERNARDINE H. JOLLY
                                        Notary Public, State of New York
                                                No. 60-4779082
                                        Qualified in Westchester County
                                     Certificate Filed in New York County
                                        Commission Expires March 30, 1987